UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 3, 2007
Kitty Hawk, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-25202	75-2564006
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1515 West 20th Street
P.O. Box 612787
DFW International Airport,
Texas		75261
(Address of principal		(Zip Code)
executive offices)
Registrant’s telephone number, including area code: (972) 456-2200
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On April 3, 2007, Kitty Hawk, Inc. (the “Company”) issued a press release announcing its results of operations for the fourth quarter of 2006 and full year 2006. A copy of the Company’s press release is attached as Exhibit 99.1 to this report.
     Pursuant to General Instruction B.2 of Form 8-K, the information in this Form 8-K and the exhibits attached hereto shall not be deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, and are not incorporated by reference into any filing of the Company, whether made before or after the date hereof and regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated April 3, 2007

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KITTY HAWK, INC.
By:	/s/ James R. Kupferschmid
Name:	James R. Kupferschmid
Title:	Vice President and Chief Financial Officer

Date: April 3, 2007